                                    BROWN -
                                    BROTHERS
                                    HARRIMAN

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2002




                   BBH INFLATION-INDEXED SECURITIES FUND

BBH INFLATION-INDEXED SECURITIES FUND
-----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

   PRINCIPAL
    AMOUNT                                                                                VALUE
   ---------                                                                              -----
               TENNESSEE VALLEY AUTHORITY NOTE (0.3%)
$   336,623    3.375%, 1/15/2007 (Identified cost $330,181)*                         $    344,113
                                                                                     ------------

               U.S. TREASURY NOTES AND BONDS (96.8%)
    555,015    3.625%, 7/15/2002*                                                         563,427
  6,614,638    3.375%, 1/15/2007*                                                       6,860,624
 16,529,269    3.625%, 1/15/2008*                                                      17,265,333
 28,030,177    3.875%, 1/15/2009*                                                      29,641,912
 10,249,529    4.250%, 1/15/2010*                                                      11,093,516
 11,542,271    3.500%, 1/15/2011*                                                      11,906,568
  1,001,195    3.375%, 1/15/2012*                                                       1,023,252
 17,335,808    3.625%, 4/15/2028*                                                      18,113,215
 16,626,685    3.875%, 4/15/2029*                                                      18,130,885
  5,000,000    5.375%, 2/15/2031                                                        4,841,405
    751,169    3.375%, 4/15/2032*                                                         767,953
                                                                                     ------------

               TOTAL U.S. TREASURY NOTES AND BONDS
               (IDENTIFIED COST $118,143,173)                                         120,208,090
                                                                                     ------------

               REPURCHASE AGREEMENT (2.0%)
  2,500,000    Greenwich Capital Markets, 1.750%, 5/1/2002
                  (Agreement dated 4/30/2002 collateralized by $2,049,000 Treasury
                  Notes 11.625%, due 11/15/2004; $2,500,122 to be received upon
                  maturity) (Identified cost $2,500,000)                                2,500,000
                                                                                     ------------

TOTAL INVESTMENTS, (IDENTIFIED COST $120,973,354) (a)                          99.1% $123,052,203
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES                                  0.9     1,063,772
                                                                              ------ ------------

 NET ASSETS                                                                   100.0% $124,115,975
                                                                              ====== ============

*   Inflation Protected Security.

(a) The aggregate cost for federal income tax purposes is $120,973,354, the aggregate gross unrealized appreciation is $2,078,849, and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $2,078,849.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (unaudited)

ASSETS:
   Investments in securities, at value (identified cost $120,973,354)                 $123,052,203
   Cash                                                                                     54,528
   Receivables for:
      Investments sold                                                                   2,400,118
      Capital stock sold                                                                   945,580
      Interest                                                                             936,253
                                                                                      ------------
        TOTAL ASSETS                                                                   127,388,682
                                                                                      ------------
LIABILITIES:
   Payables for:
      Investments purchased                                                              2,500,000
      Dividends                                                                            383,049
      Capital stock redeemed                                                               326,820
      Expense payment fee                                                                   42,462
      Unrealized depreciation on forward exchange currency contracts                        10,760
      Administration fees                                                                    9,616
                                                                                      ------------
        TOTAL LIABILITIES                                                                3,272,707
                                                                                      ------------

NET ASSETS                                                                            $124,115,975
                                                                                      ============

Net Assets Consist of:
   Paid-in capital                                                                    $121,429,737
   Undistributed net investment income                                                      15,699
   Accumulated net realized gain on investments
      and foreign exchange transactions                                                    602,450
   Net unrealized appreciation on investments
      and forward exchange currency contracts                                            2,068,089
                                                                                      ------------

Net Assets                                                                            $124,115,975
                                                                                      ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
   ($97,411,632 [DIVIDED BY] 9,510,702 shares)                                              $10.24
                                                                                      ============

CLASS I SHARES
   ($26,704,343 [DIVIDED BY]  2,605,770 shares)                                             $10.25
                                                                                      ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL STATEMENT APRIL 30, 2002

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002 (unaudited)

NET INVESTMENT INCOME:
   INCOME:
      Interest                                                                         $ 1,928,365
                                                                                       -----------
   EXPENSES:
      Expense payment fee                                                                  155,023
      Shareholder servicing/eligible institution fee-Class N Shares                        112,857
      Administrative fees                                                                   52,237
                                                                                       -----------
        TOTAL EXPENSES                                                                     320,117
                                                                                       -----------
   NET INVESTMENT INCOME                                                                 1,608,248
                                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments and foreign exchange transactions               668,871
   Net change in unrealized appreciation (depreciation) on investments                 (1,780,191)
                                                                                       -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS)                                          (1,111,320)
                                                                                       -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   496,928
                                                                                       ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX
                                                                   MONTHS ENDED      FOR THE YEAR
                                                                  APRIL 30, 2002         ENDED
                                                                    (UNAUDITED)    OCTOBER 31, 2001
                                                                  --------------   ----------------
INCREASE IN NET ASSETS:
   Operations:
      Net investment income                                        $   1,608,248     $  3,012,376
      Net realized gain (loss) on investments and foreign
        exchange transactions                                            668,871        1,781,147
      Net change in unrealized appreciation (depreciation)
        on investments                                               (1,780,191)        3,366,972
                                                                   ------------      ------------
        Net increase in net assets resulting from operations             496,928        8,160,495
                                                                   ------------      ------------

   Dividends and distributions declared:
   From net investment income
      Class N                                                        (1,380,801)       (3,021,337)
      Class I                                                          (234,805)          (18,836)
   From net realized gains
      Class N                                                        (1,089,755)                -
      Class I                                                          (130,529)                -
                                                                   ------------      ------------
        Total dividends and distributions declared:                  (2,835,890)       (3,040,173)
                                                                   ------------      ------------

   Capital transactions:
      Net proceeds from sales of capital stock                       66,546,883        72,576,077
      Net asset value of capital stock issued to shareholders in
        reinvestment of dividends and distributions                   2,349,088         2,560,392
      Net cost of capital stock redeemed                            (40,352,828)      (14,084,978)
                                                                   ------------      ------------
        Net increase in net assets resulting from capital
           transactions                                              28,543,143        61,051,491
                                                                   ------------      ------------
           Total increase in net assets                              26,204,181        66,171,813

NET ASSETS:
      Beginning of year                                              97,911,794        31,739,981
                                                                   ------------      ------------
      END OF PERIOD (including undistributed net investment
         income of $15,699 and $23,057, respectively)              $124,115,975      $ 97,911,794
                                                                   ============      ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL STATEMENT APRIL 30, 2002

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period

                                         FOR THE SIX
                                         MONTHS ENDED             FOR THE YEARS ENDED OCTOBER 31,
                                        APRIL 30, 2002 ----------------------------------------------------
                                          (UNAUDITED)     2001       2000     1999       1998        1997
                                        -------------- --------    -------  --------   -------     --------
Net asset value, beginning of year          $ 10.50    $   9.63    $  9.26  $   9.52   $  9.51     $   9.67
Income from investment operations:
   Net investment income                       0.15        0.51       0.60      0.48      0.45         0.48
   Net realized and
      unrealized gain (loss)                  (0.14)       0.87       0.37     (0.26)     0.01        (0.16)

Less dividends and distributions:
   From net investment income                 (0.15)      (0.51)     (0.60)    (0.48)    (0.45)       (0.48)
   From net realized gains                    (0.12)          -          -         -         -            -
                                            -------    --------    -------  --------   -------     --------
Net asset value, end of period              $ 10.24    $  10.50    $  9.63  $   9.26   $  9.52     $   9.51
                                            =======    ========    =======  ========   =======     ========

Total return                                   0.15%      14.84%     10.83%     2.43%     4.98%        3.40%

Ratios/Supplemental data:
   Net assets, end of period
      (000's omitted)                       $97,412    $ 94,712    $31,740   $11,789   $12,594      $13,744
   Expenses as a percentage of
      average net assets(1)                    0.65%(2)    0.65%      0.65%     0.65%     0.65%        0.73%
   Ratio of net investment income to
      average net assets                       3.05%(2)    5.01%      6.25%     5.14%     4.48%        4.99%
   Portfolio turnover rate                      323%(2)     325%       327%      899%      305%         372%

----------------

(1)  Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been
     as follows:                               0.88%(2)    0.92%      1.19%     1.19%     1.15%     1.24%

(2)  Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Selected per share data and ratios for a Class I share outstanding throughout each period

                                                                                        FOR THE PERIOD
                                                                                       AUGUST 14, 2001
                                                                      FOR THE SIX     (COMMENCEMENT OF
                                                                      MONTHS ENDED      OPERATIONS)
                                                                     APRIL 30, 2002       THROUGH
                                                                       (UNAUDITED)    OCTOBER 31, 2001
                                                                     --------------   ----------------
Net asset value, beginning of period                                     $ 10.50           $10.25
Income from investment operations:
   Net investment income                                                    0.16             0.06
   Net realized and unrealized gain (loss)                                 (0.13)            0.25

Less dividends and distributions:
   From net investment income                                              (0.16)           (0.06)
   From net realized gains                                                 (0.12)               -
                                                                         -------           ------
Net asset value, end of period                                           $ 10.25           $10.50
                                                                         =======           ======

Total return                                                                0.23%            3.08%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted)                             $26,704           $3,200
   Expenses as a percentage of average net assets(1,2)                      0.40%            0.40%
   Ratio of net investment income to average net assets(2)                  3.24%            2.10%
   Portfolio turnover rate                                                  323%(2)          325%

-------------

(1)  Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been
     as follows:                                                            0.79%(2)         1.53%(2)

(2)  Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL STATEMENT APRIL 30, 2002

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. BBH Inflation-Indexed Securities Fund, formerly The 59 Wall Street Inflation Indexed Securities Fund, (the "Fund" ) is a separate, diversified series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". Class I commenced operations on August 16, 2001. Class N and Class I shares have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of the Fund.

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

        Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

     B. ACCOUNTING FOR INVESTMENTS. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

     C. FEDERAL INCOME TAXES. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income or net realized gains. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax reclassifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service. A summary of obligations under open forward foreign currency exchange contracts at April 30, 2002, is as follows:

                                                               UNREALIZED
                            CONTRACTS TO      CONTRACTS TO       DELIVER        APPRECIATION
     CURRENCY                  DELIVER           RECEIVE          DATE         (DEPRECIATION)
     --------               ------------      ------------     ----------      --------------
     CAD                      6,338,382        6,338,382         5/15/02          $  14,883
     EUR                      4,579,061        4,579,061         5/15/02            (25,643)
                                                                                  ---------
                                                                                  $ (10,760)
                                                                                  =========

--------------------------

      CAD  Canadian Dollar
      EUR  Euro

     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

     F. RECLASSIFICATION. Certain amounts in the prior years financial statements have been reclassified to conform with current year presentation.

FINANCIAL STATEMENT APRIL 30, 2002

2. TRANSACTIONS WITH AFFILIATES.

   INVESTMENT ADVISORY FEES. The Corporation has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

   ADMINISTRATIVE FEES. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. BBHTC has a sub-administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the six months ended April 30, 2002, the Fund incurred $52,237 for administrative services.

   CUSTODY FEES. The Corporation has a custody agreement with BBH for which the BBH receives a fee calculated and paid monthly. Custody fees were reduced by $3,333 as a result of an expense arrangement with the Fund's custodian.

   SHAREHOLDER SERVICING/ELIGIBLE INSTITUTION AGREEMENT. The Corporation has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of Class N shares' average daily net assets.

   EXPENSE PAYMENT FEE. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of Class N shares' average daily net assets, and 0.40% of Class I shares' average daily net assets. Prior to March 1, 1997, under an agreement dated February 22,1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the six months ended April 30, 2002, 59 Wall Street Administrators, Inc. incurred $413,062 in expenses, including investment advisory fees of $130,593 and shareholder servicing/eligible institution fees of $112,857 and custody fees of $43,432 paid to BBH on behalf of the Fund. The Fund's expense payment fee agreement will terminate on October 31, 2002.

3. INVESTMENT TRANSACTIONS. For the six months ended April 30, 2002, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $187,415,690 and $160,114,134 respectively.

4. CAPITAL STOCK. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 shares have been classified as Class I shares of the Fund Transactions in shares of capital stock were as follows:

                                     SHARES                                  AMOUNT
                          FOR THE SIX                             FOR THE SIX
                         MONTHS ENDED          FOR THE           MONTHS ENDED          FOR THE
                        APRIL 30, 2002        YEAR ENDED        APRIL 30, 2002       YEAR ENDED
                          (UNAUDITED)      OCTOBER 31, 2001       (UNAUDITED)     OCTOBER 31, 2001
                        --------------     ----------------     --------------    ----------------
Class N
Capital stock sold         3,961,020             6,862,329       $ 40,079,065       $ 69,451,077
Capital stock issued in
connection with
reinvestment of dividends    189,635               254,426          2,100,883          2,560,392
Capital stock redeemed    (3,663,315)           (1,390,507)       (36,966,241)       (14,084,978)
                          ----------            ----------       ------------       ------------
Net increase                 487,340             5,726,248       $  5,213,707       $ 57,926,491
                          ==========            ==========       ============       ============

                                         FOR THE PERIOD FROM                    FOR THE PERIOD FROM
                          FOR THE SIX      AUGUST 16, 2001        FOR THE SIX     AUGUST 16, 2001
                         MONTHS ENDED      (COMMENCEMENT OF      MONTHS ENDED     (COMMENCEMENT OF
                        APRIL 30, 2002   OPERATIONS) THROUGH    APRIL 30, 2002  OPERATIONS) THROUGH
                          (UNAUDITED)      OCTOBER 31, 2001       (UNAUDITED)     OCTOBER 31, 2001
                        --------------   -------------------    --------------  -------------------
Class I
Capital stock sold         2,616,439               304,796       $26,467,818        $  3,125,000
Capital stock issued in
connection with
reinvestment of dividends     22,301                     -           248,205                   -
Capital stock redeemed      (337,766)                    -        (3,386,587)                  -
                          ----------            ----------       ------------       ------------
Net increase               2,300,974               304,796       $23,329,436        $  3,125,000
                          ==========            ==========       ============       ============


FINANCIAL STATEMENT APRIL 30, 2002

INVESTMENT ADVISER AND ADMINISTRATOR
BROWN BROTHERS HARRIMAN
59 WALL STREET
NEW YORK, NEW YORK 10005

DISTRIBUTOR
59 WALL STREET DISTRIBUTORS, INC.
21 MILK STREET
BOSTON, MASSACHUSETTS 02109

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
59 WALL STREET
NEW YORK, NEW YORK 10005
(800) 625-5759

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                             Call 1-800-575-1265
By E-mail send your request to:           bbhfunds@bbh.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.


                                           BROWN -
                                           BROTHERS
                                           HARRIMAN